                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    Innovative Solutions And Support, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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Notes:

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                             720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                  610-646-9800

                               ----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

   Date: Thursday, February 28, 2002
   Time:10:00 a.m., Eastern Standard Time
   Place:720 Pennsylvania Drive, Exton, Pennsylvania

Purposes of the Meeting:

  . To elect two Class II directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified.

  . To transact any other business that may properly come before the meeting.

Record Date:

   December 14, 2001 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

  . receive notice of the meeting; and

  . vote at the meeting and any adjournment or postponement of the meeting.

   In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

   The enclosed proxy is solicited by our Board of Directors.

Annual Report:

   We have enclosed a copy of our 2001 annual report on Form 10-K, which is not a part of the proxy soliciting materials.

Voting:

   Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

                                          Geoffrey S.M. Hedrick
                                          Chairman of the Board and Chief
                                           Executive officer

January 14, 2002

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                             720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                  610-646-9800

                               Table of Contents

ABOUT THE MEETING...........................................................   1
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS................................   3
SECURITY OWNERSHIP OF MANAGEMENT............................................   4
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................   4
ELECTION OF DIRECTORS.......................................................   5
  Directors and Nominees....................................................   5
  Committees of the Board of Directors......................................   6
  Executive Officers........................................................   7
EXECUTIVE COMPENSATION......................................................   8
STOCK PERFORMANCE GRAPH.....................................................  10
REPORT OF THE COMPENSATION COMMITTEE........................................  11
REPORT OF THE AUDIT COMMITTEE...............................................  13
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING AND OTHER MATTERS.............  14

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
                             720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                                 (610) 646-9800

                               ----------------

                                PROXY STATEMENT
                                      for
                         Annual Meeting of Shareholders
                               February 28, 2002

                               ----------------

   We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2002 annual meeting of shareholders. The annual meeting will be held on February 28, 2002 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We began mailing this proxy statement and the proxy card on or about January 14, 2002 .

                               ABOUT THE MEETING

Who can vote?

   You can vote if, as of the close of business on December 14, 2001, you were a shareholder of record of our common stock. On that date, 13,025,374 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

What constitutes a quorum?

   The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares as of the record date must be present to hold the annual meeting. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

   The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the annual meeting. Abstentions or broker "non-votes" will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

   Our Board does not intend to bring any other matters before the annual meeting except those listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

   When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors.

Can I change my vote after I return my proxy card?

   Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

   Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

   We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. In addition to the mailing of the proxy materials, our directors, officers and employees, as well as a professional proxy solicitation organization, may also solicit proxies in person or by telephone, telegraph, telecopy or online. We will reimburse their expenses for doing this.

Who Can Help Answer Your Questions?

   If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, James J. Reilly, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone
(610) 646-9800.

                                 Annual Report

   Our annual report to shareholders on Form 10-K for the year ended September 30, 2001, accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of our common stock on December 14, 2001, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of the our Chief Financial Officer at the address set forth above.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

   The following table sets forth certain information with respect to the beneficial ownership, as of December 14, 2001, of each person who we knew to be the beneficial owner of more than 5% of our common stock. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated.

                                                        Common Stock
                                            ------------------------------------
Name of Beneficial Owner                    Number of Shares Percent of Class(1)
------------------------                    ---------------- -------------------
Geoffrey S. M. Hedrick(2)..................    3,328,384            27.9%

Putnam Investments, LLC.(3)................    1,356,900            11.5%

Parker Hannifin Corporation(4).............    1,179,540            10.0%

--------
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 13,025,374 shares of common stock outstanding as of December 14, 2001.
(2) Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc.,
    720 Pennsylvania Drive, Exton, PA 19341. Includes warrants to purchase 149,088 shares of our common stock and options to purchase 200 shares, which were exercisable as of December 14, 2001, or within 60 days from such date.
(3) As reflected in a Schedule 13G dated December 14, 2001. In that Schedule 13G, Putnam reported that it had shared voting power over 543,900 shares, and shared dispositive power over 1,356,900 shares. Putnam stated in that
    Schedule 13G that these securities are owned by various individual and institutional investors for which Putnam and/or its affiliates serve as an investment advisor with the power to direct investment and/or power to vote the securities. Putnam disclaims that it is the beneficial owner of such securities. The address of The Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109.
(4) The address of Parker Hannifin Corporation is 18321 Jamboree Boulevard, Irvine, California 92612. The board of directors of Parker Hannifin has dispositive and voting power over the shares held by Parker Hannifin.

                        SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth certain information with respect to the beneficial ownership as of December 14, 2001 of (i) each director, (ii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2001 (collectively, the "Named Executive Officers") and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares.

Name of Beneficial Owner                   Number of Shares Percent of Class(1)
------------------------                   ---------------- ------------------
Geoffrey S. M. Hedrick...................     3,328,384(2)         27.9%

Robert E. Mittelstaedt, Jr...............       164,256             1.4%

Winston J. Churchill.....................        80,521               *

Benjamin A. Cosgrove.....................        45,247               *

James J. Reilly..........................        36,279(6)            *

Robert H. Rau............................        26,000               *

Roger E. Mitchell........................        24,865(3)            *

Glen R. Bressner.........................        10,562               *

David J. Marvin..........................        10,000(3)            *

Ivan M. Marks............................         1,000               *

Robert J. Ewy(4).........................           --              --

All executive officers and directors as a
 group (10 persons)......................     3,727,115(5)         31.3%

--------
 * Less than 1%.
(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 13,025,374 shares of common stock outstanding as of December 14, 2001.
(2) Includes warrants to purchase 149,088 shares and options to purchase 200 shares, which were exercisable as of December 14, 2001, or within 60 days from such date.
(3) Represents the total number of outstanding options to purchase shares, which were exercisable as of December 14, 2001, or within 60 days from such date.
(4) Mr. Ewy was our President through May 2, 2001.
(5) Includes warrants to purchase 149,088 shares and options to purchase
    70,344 shares, which were exercisable as of December 14, 2001, or within 60 days from such date.
(6) Includes options to purchase 35,279 shares, which were exercisable as of December 14, 2001, or within 60 days from such date.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during fiscal 2001, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

                             ELECTION OF DIRECTORS

                             (Item 1 on Proxy Card)

   At the annual meeting, the shareholders will elect two Class II directors to hold office until the annual meeting of shareholders in 2005 and until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class II directors expires at the 2002 annual meeting of shareholders. The Board has nominated Messrs. Glen R. Bressner and Robert E. Mittelstaedt, Jr. to serve as directors. Each is currently serving as a Class II director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Messrs. Bressner and Mittelstaedt. The two nominees receiving a plurality of the votes cast for director will be elected. Should either of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board may recommend. The Board does not have a nominating or similar committee. The Board of Directors recommends voting "FOR" the nominees for Class II directors.

                             Directors and Nominees

   The current members of the Board of Directors, including the nominees for Class II directors, together with certain information about them, are set forth below:

                              Director  Term
Name                      Age  Since   Expires Positions with the Company
----                      --- -------- ------- --------------------------
Class I Directors
Ivan M. Marks............  60   1996    2004   Director
Robert H. Rau............  65   2001    2004   Director

Class II Directors
Glen R. Bressner.........  41   1999    2002   Director
Robert E. Mittelstaedt,    58   1989    2002   Director
 Jr......................

Class III Directors
Geoffrey S. M. Hedrick...  59   1988    2003   Director, Chairman of the Board
                                               and Chief Executive Officer
Winston J. Churchill.....  61   1990    2003   Director
Benjamin A. Cosgrove.....  75   1992    2003   Director

   Ivan M. Marks. Mr. Marks has been the Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

   Robert H. Rau. Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, a member of the Board of Trustees of Whittier College and a member of the Board of Directors of Goodrich Aerospace Europe and HCC Industries, Inc. and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

   Glen R. Bressner. Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the

Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

   Robert E. Mittelstaedt, Jr. Mr. Mittelstaedt served as our Chairman of the Board of Directors from 1989 to 1997. Since 1989, Mr. Mittelstaedt has been Vice Dean of The Wharton School of the University of Pennsylvania. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

   Geoffrey S. M. Hedrick. Mr. Hedrick has been our Chief Executive Officer since he founded the company in February 1988 and our Chairman of the Board since 1997. Prior to founding the company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

   Winston J. Churchill. Since 1996, Mr. Churchill has been a managing general partner of SCP Private Equity Partners, L.P., a private equity fund sponsored by Safeguard Scientifics, Inc. In addition, since 1991, Mr. Churchill has been the Chairman of the Board of Churchill Investment Partners, Inc. and CIP Capital, Inc., both of which are venture capital firms. Mr. Churchill is also a director of Amkor Technology, Inc., Freedom Securities Corp., Griffin Land and Nurseries, Inc. and CinemaStar Luxury Theaters, Inc. Mr. Churchill is a member of the Executive Committee of the Council of Institutional Investors. Mr. Churchill holds a Bachelor of Science degree from Fordham University, a Masters of Business Administration from Oxford University and a Juris Doctor from Yale Law School.

   Benjamin A. Cosgrove. Prior to his retirement, Mr. Cosgrove was employed by Boeing for 44 years and held a number of positions, including Senior Vice President for Engineering in the Commercial Division. Mr. Cosgrove is currently a member of the NASA Advisory Council's Task Force on the Shuttle-Mir Rendezvous and Docking Missions and the Task Force on International Space Station Operational Readiness. Mr. Cosgrove holds a Bachelor of Science degree in Aeronautical Engineering and an honorary Doctorate degree in engineering from Notre Dame University.

                      Committees of the Board of Directors

   The Board maintains two standing committees: Audit and Compensation.

   Audit Committee. The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection of our auditors, the scope of our annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our auditors in that process. Messrs. Marks (Chairman), Bressner and Rau are currently members of the Audit Committee.

   Compensation Committee. The Compensation Committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us. Messrs. Cosgrove (Chairman), Churchill and Mittelstaedt are currently the members of the Compensation Committee.

Meetings and Attendance

   During the fiscal year ended September 30, 2001, the full Board held four meetings, the Audit Committee met two times and the Compensation Committee met four times. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served.

Compensation of Directors

   In February 2000, our Board adopted a Non-Employee Director Compensation Plan under which each non-employee director who serves on the Board at the beginning of each fiscal year, commencing October 1, 2000 (fiscal year 2001), will be entitled to receive shares of common stock with a fair market value of $25,000, determined as of the first day of such fiscal year. The shares vest quarterly during the fiscal year, provided that the director is still serving on the board on the date the shares are scheduled to vest. Additionally, each non-employee director receives $1,000 for each board meeting attended. All directors are reimbursed for reasonable travel and lodging expenses associated with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee currently serves as an officer of the company. There are no compensation committee interlocks between us and any other entity involving us or such entity's executive officers or board members.

                               Executive Officers

   Set forth below is a table identifying our executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name                   Age Position with the Company
----                   --- -------------------------
James J. Reilly.......  61 Chief Financial Officer

David J. Marvin.......  48 Vice President of Marketing and Business Development

Roger E. Mitchell.....  47 Vice President of Operations

   James J. Reilly. Mr. Reilly has been our Chief Financial Officer since February 2000. From 1996 to 1999, Mr. Reilly was employed by B/E Aerospace, Inc., Seating Products Group, where he served as Vice President and Chief Financial Officer. From 1989 to 1996, Mr. Reilly was employed by E-Systems, Inc. as Vice President and Principal Accounting Officer. Mr. Reilly holds a Bachelor of Science degree and a Masters of Business Administration degree from the University of Hartford.

   David J. Marvin. Mr. Marvin has been our Vice President of Marketing and Business Development since August 2000. Until joining us, Mr. Marvin was employed by Smiths Industries from 1992 as the Director of Marketing. Mr. Marvin has 23 years experience in the Aerospace Industry including nine years in Systems Engineering with Boeing, and the last twelve years in Director and Vice President of Marketing roles. Mr. Marvin holds a Bachelor of Science degree from Kent State University and a Masters of Science degree in Engineering from Drexel University.

   Roger E. Mitchell. Mr. Mitchell has been our Vice President of Operations since September 1999. From July 1998 until September 1999, Mr. Mitchell served as our Director of Operations. Prior to joining us, Mr. Mitchell was employed by AlliedSignal, where he held various positions, including Operations Manager from 1994 to 1998. Mr. Mitchell received a Bachelor of Arts degree from Lewis University.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth the cash compensation as well as certain other compensation paid or accrued during fiscal years 1999, 2000, and 2001 to the Named Executive Officers for services rendered in such years:

                                   Annual             Long-Term
                                Compensation     Compensation Awards
                               ---------------- ---------------------
Name and Principal                              Securities Underlying  All Other
Position                  Year  Salary    Bonus        Options        Compensation
------------------        ---- --------   ----- --------------------- ------------
Geoffrey S. M. Hedrick..  2001 $300,000    --              --
 Chief Executive Officer  2000  250,765    --            1,000              --
                          1999  167,307    --              --               --

Robert J. Ewy(1)........  2001  162,263    --              --               --
 Former President         2000  225,000    --            1,000          $14,074(2)
                          1999   94,712(1) --          328,872            8,173(2)

David J. Marvin(4)......
 Vice President of
 Marketing                2001 $160,000    --            1,000              --
 and Business             2000   12,308    --           50,000              --
 Development              1999      --     --              --               --

James J. Reilly(3)......  2001 $150,000    --              --             7,481(2)
 Chief Financial Officer  2000   92,304    --           88,699           15,361(2)
                          1999      --     --              --               --

Roger E. Mitchell.......  2001  130,000    --              --               --
 Vice President           2000  131,000    --            1,000              --
 Operations               1999  113,994    --              --               --

--------
(1) Mr. Ewy joined us in May 1999 and, pursuant to his employment agreement, was being compensated on the basis of an annual base salary of $225,000 at the end of fiscal 1999. We entered into a separation agreement with Mr. Ewy in June 2001 pursuant to which Mr. Ewy resigned from his position.
(2) This amount represents a relocation bonus.
(3)  Mr. Reilly joined us in February 2000.
(4)  Mr. Marvin joined us in August 2000.

Stock Option Grants

   The following table contains information concerning grants of stock options to the Named Executive Officers during fiscal year 2001:

                          Option Grants in Fiscal 2001

                                                                       Potential Realizable
                                       Individual Grants                 Value at Assumed
                         ---------------------------------------------   Annual Rates of
                         Number of   Percent of                            Stock Price
                         Securities Total Options                        Appreciation for
                         Underlying  Granted to   Exercise                Option Term(1)
                          Options   Employees in  Price Per Expiration --------------------
Name                      Granted    Fiscal Year    Share      Date       5%         10%
----                     ---------- ------------- --------- ---------- --------------------
David J. Marvin.........   1,000        0.70       $11.85    4/24/11   $   7,452 $   18,886

--------
(1) Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realizable value are prescribed by the Securities and Exchange Commission rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of our common stock and the option holder's continued employment throughout the vesting period. The options were granted under our 1998 Stock Option Plan. All of the options granted vest in five equal annual installments beginning on the first anniversary of their grant.

Stock Option Exercises and Holdings

   The following table sets forth the value of options held by each of the Named Executive Officers at September 30, 2001.

                      Aggregated Option Exercises in 2001
                    and Option Values at September 30, 2001

                                                    Number of Securities
                                                   Underlying Unexercised     Value of Unexercised
                                                         Options at          In-The-Money Options at
                             Shares      Value       September 30, 2001       September 30, 2001(1)
                          Acquired On   Realized  ------------------------- -------------------------
Name                      Exercise (#)    ($)     Exercisable Unexercisable Exercisable Unexercisable
----                      ------------ ---------- ----------- ------------- ----------- -------------
Geoffrey S. M. Hedrick..        --            --       200          800       $   --       $   --

Roger J. Ewy............    219,248    $1,709,853      --           --            --           --

Roger E. Mitchell.......     19,184    $  209,182   24,865       11,763        98,413       43,742

James J. Reilly.........        --            --    17,739       70,960           --           --

David J. Marvin.........        --            --    10,000       41,000           --           --

--------
(1) The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common stock as reported on the Nasdaq National Market on September 28, 2001 ($7.27) and the exercise price of the options, multiplied by the number of options.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

   In July 1998, we entered into an employment letter agreement with Roger E. Mitchell to serve as our Director of Operations at an annual salary of $110,000. Under the agreement, we granted Mr. Mitchell options to purchase 54,812 shares of common stock at $3.28 per share. Of these options, 27,406 vest in five equal annual installments beginning on the first anniversary of Mr. Mitchell's employment with us. The remaining 27,406 options vested in July 1999 upon the achievement by us of certain performance objectives.

   In May 1999, we entered into an employment agreement with Robert J. Ewy to serve as our President at an annual salary of $225,000. In June 2001, we entered into a separation agreement with Mr. Ewy which provided for the severance of employment, payment of salary and benefits through June 1, 2001 and retention of all vested options.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the percentage change in the cumulative total return on our common stock during the period from the commencement of public trading of our common stock on the Nasdaq National Market on August 4, 2000 until September 30, 2001, against the cumulative total return on the Nasdaq Composite Index and the Russell 2000 index during such period. The comparison assumes that $100 was invested at the beginning of such period in our common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

Comparison of Cumulative Total Shareholder Returns

                             [GRAPH APPEARS HERE]

              COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURNS

                                             RUSSELL
              ISSC         NAS/NMS COMP       2000
            --------       ------------      -------
  8/4/00     $100.00          $100.00        $100.00
 8/28/00     $155.68          $ 96.98        $102.26
10/31/00     $163.64          $ 88.97        $ 97.61
11/30/00     $120.45          $ 68.59        $ 87.46
12/29/00     $159.23          $ 65.23        $ 94.83
 1/31/01     $125.00          $ 73.21        $ 99.70
 2/28/01     $132.39          $ 56.82        $ 93.04
 3/31/01     $118.18          $ 48.59        $ 88.36
 4/30/01     $118.64          $ 55.88        $ 95.19
 5/31/01     $120.45          $ 55.72        $ 97.38
 6/30/01     $130.91          $ 57.05        $100.54
 7/31/01     $127.45          $ 53.52        $ 95.08
 8/31/01     $ 83.18          $ 47.67        $ 91.90
  9/4/01     $ 83.84          $ 46.75        $ 91.58
 9/28/01     $ 66.09          $ 39.57        $ 79.41

The following report of the compensation committee and the performance graph on the previous page will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

                      Report of the Compensation Committee

   The compensation committee of the board of directors is composed of three non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance and comparisons with other companies that are similar to us in terms of size and character.

   The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interest of executive officers with the interests of our shareholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary, bonus and stock option grants with exercise prices set at the fair market value at the time of grant.

   The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from relevant industry survey(s), for similar executive positions. Bonuses are awarded on a company-wide basis upon the achievement of corporate milestones. In awarding stock options that are reviewed annually, the compensation committee considers individual performance, overall contribution to us, officer retention and the total number of stock options to be awarded.

   The compensation committee determined that for fiscal year 2001 (the twelve months ended September 30, 2001) the salary of the Chief Executive Officer would continue to be $300,000.00 on an annual basis. There were no cash incentive compensation payments in fiscal year 2001.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2001, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

   The Company's executive compensation program is designed to link the performance of management to accomplishing both short and long-term goals, building shareholder value, and personal contribution to the business. The individual elements are understandable and together provide compensation that is well suited for the Company. The management team understands the linkage of operating performance, personal contribution to the business, and their own compensation.

   Members of the Compensation Committee:

         Benjamin A. Cosgrove (Chairman)
         Winston J. Churchill
         Robert E. Mittelstaedt, Jr.

   Submitted by the Compensation Committee:

         Benjamin A. Cosgrove (Chairman)
         Winston J. Churchill
         Robert E. Mittelstaedt, Jr.

The following report of the audit committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such.

                         Report of the Audit Committee

   The Audit Committee of the Board of Directors is composed of three non-employee directors. The role of the Audit Committee is to assist our Board in its oversight of our financial reporting process. The Board, in its business judgment, has determined that each director is "independent" as required by the listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter, a copy of which is on file with the Securities and Exchange Commission. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2001 with management of the Company and its independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent".

   Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the board of directors that the audited financial statements for the year ending September 30, 2001 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 as filed with the Securities and Exchange Commission.

   Submitted by the Audit Committee:

         Ivan M. Marks (Chairman)
         Robert H. Rau
         Glen R. Bressner

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
                               AND OTHER MATTERS

   Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2003 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: James J. Reilly, on or before September 15, 2002. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

   On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2003 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 15, 2002, the management proxies will be allowed to use their discretionary authority.

   As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Independent Auditors

   A representative of Arthur Andersen LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be able to respond to appropriate questions from shareholders.

   Audit services provided by Arthur Andersen LLP for fiscal 2001 included an audit of the consolidated financial statements of the company and services related to filings made with the Securities and Exchange Commission. The aggregate fees billed by Arthur Andersen LLP in connection with services rendered during fiscal 2001 were:

   Audit Fees ........................................................ $ 92,500
   Financial Information Systems Design and Implementation Fees....... $    --
   All Other Fees(1).................................................. $ 45,200
                                                                       --------
     Total............................................................ $137,700
                                                                       --------

--------
(1) "All Other Fees" charged by Arthur Andersen LLP for non-audit services included $45,200 for income tax compliance and consulting work.

                                          By Order of the Board of Directors

                                          Geoffrey S.M. Hedrick
                                          Chairman of the Board and Chief
                                           Executive Officer

January 15, 2002

PROXY                                                                      PROXY
                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.
               720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         PROXY FOR THE FEBRUARY 28, 2002 ANNUAL MEETING OF SHAREHOLDERS

  The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. James J. Reilly and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on December 14, 2001 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on February 28, 2002, at the company's corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THIS PROXY.

[X] Please mark your votes as in this example.
1. Election of Class II Directors for a term of three years:
 Glen R. Bressner   [_] FOR NOMINEE [_] WITHHOLD AUTHORITY
 Robert E. Mittelstaedt, Jr.
                    [_] FOR NOMINEE [_] WITHHOLD AUTHORITY

  PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                     INNOVATIVE SOLUTIONS AND SUPPORT, INC.

  In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NOS. 1, IN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, IF NO SPECIFICATION IS MADE AND WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

  Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN THE PROXY CARD PROMPTLY
                                             USING THE ENCLOSED ENVELOPE.

                                             Date: ____________________________

                                             __________________________________
                                             SIGNATURE

                                             Date: ____________________________

                                             __________________________________
                                             SIGNATURE (if jointly owned)

                                             Note: Please sign
                                             name(s) exactly as
                                             appearing hereon. When
                                             signing as attorney,
                                             executor,
                                             administrator or other
                                             fiduciary, please give
                                             your full title as
                                             such. Joint owners
                                             should each sign
                                             personally. When
                                             signing as a
                                             corporation or a
                                             partnership, please
                                             sign in the name of
                                             the entity by an
                                             authorized person.
[_] Please check this box if you plan to attend the meeting.